UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Frederick-Banting, Building 2, Suite 270 St-Laurent, Québec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2025, the Compensation Committee of the Board of Directors of Repare Therapeutics Inc. (the “Company”) approved the amendment of certain severance benefits applicable to certain of the Company’s officers, including Michael Zinda, Ph.D., the Company’s Executive Vice President and Chief Scientific Officer. Pursuant to this approval, in the event that Dr. Zinda’s employment is terminated by the Company without “cause” and not due to death or “disability” or he resigns for “good reason,” in each case, not in connection with a “change in control” (each term as defined in the Company’s 2020 Equity Incentive Plan (the “2020 Plan”)), then he shall be entitled to (i) a lump sum payment equal to nine months of his current base salary, (ii) continued payment by the Company of Dr. Zinda’s COBRA health insurance premiums for up to 12 months following the date Dr. Zinda ceases his employment with the Company (such date, the “Separation Date), (iii) nine months of vesting acceleration of all of his unvested and outstanding equity awards from the Separation Date and (iv) a lump sum payment equal to his target bonus, pro-rated for the period of time served during the year of separation through the Separation Date. In addition, contingent upon a change in control (as defined in the 2020 Plan) within 90 days after the Separation Date, then Dr. Zinda shall be entitled to the change in control severance benefits provided pursuant to Section 5.7(c) of his employment agreement, as amended by the Amendment to Executive Employment Agreement, copies of which were filed as exhibits 10.12 and 10.32, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (as so amended, the “Employment Agreement”). Dr. Zinda shall otherwise remain entitled to the severance benefits set forth in the Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Steve Forte
Steve Forte President, Chief Executive Officer and Chief Financial Officer

Dated: June 20, 2025